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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of American Vantage Companies, and further agree that this Agreement shall be included as an Exhibit to such joint filings.

            The undersigned further agree that each party hereto is responsible for timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

            This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

            In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement this 25th day of April, 2003.

                                        YAYA, LLC,
                                        a Delaware limited liability company

                                        /s/ Stanley E. Maron
                                        ----------------------------------------
                                        By:  Stanley E. Maron
                                        Its:  Secretary


                                        WHITE ROCK PARTNERS,
                                        a California general partnership

                                        By:     Mapleleaf Partners,
                                                a California general partnership
                                        Its:    General Partner

                                                Mapleleaf Partners,
                                                a California general partnership

                                                /s/ Stanley E. Maron
                                                --------------------------------
                                                By:      Stanley E. Maron
                                                Its:     General Partner

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                                        KNOWLEDGE NET HOLDINGS LLC,
                                        a Delaware limited liability company

                                        /s/ Stanley E. Maron
                                        ----------------------------------------
                                        By:  Stanley E. Maron
                                        Its:  Manager


                                        KNOWLEDGE UNIVERSE, INC.,
                                        a Delaware corporation

                                        /s/ Stanley E. Maron
                                        ----------------------------------------
                                        By:  Stanley E. Maron
                                        Its:  Secretary


                                        KNOWLEDGE UNIVERSE II LLC,
                                        a Delaware limited liability company

                                        /s/ Stanley E. Maron
                                        ----------------------------------------
                                        By:  Stanley E. Maron
                                        Its:  Secretary


                                        KNOWLEDGE UNIVERSE, L.L.C.,
                                        a Delaware limited liability company

                                        /s/ Stanley E. Maron
                                        ----------------------------------------
                                        By:  Stanley E. Maron
                                        Its:  Secretary


                                        ET HOLDINGS, L.L.C.,
                                        a Delaware limited liability company

                                        /s/ Stanley E. Maron
                                        ----------------------------------------
                                        By:  Stanley E. Maron
                                        Its:  Assistant Secretary


                                        ET CONSOLIDATED, L.L.C.,
                                        a Delaware limited liability company

                                        /s/ Stanley E. Maron
                                        ----------------------------------------
                                        By:  Stanley E. Maron
                                        Its:  Assistant Secretary

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                                        KNOWLEDGE ENTERPRISES, INC.,
                                        a Delaware corporation

                                        /s/ Ralph Finerman
                                        ----------------------------------------
                                        By:  Ralph Finerman
                                        Its:  Secretary

                                        HAMPSTEAD ASSOCIATES, L.L.C.,
                                        a Delaware limited liability company

                                        By: RIDGEVIEW ASSOCIATES, LLC,
                                         a California limited liability company
                                        Its:  Manager

                                                RIDGEVIEW ASSOCIATES, LLC,
                                                a California limited liability
                                                company

                                                /s/ Michael R. Milken
                                                --------------------------------
                                                By:  Michael R. Milken
                                                Its:  Manager


                                        MOLLUSK HOLDINGS, L.L.C.,
                                        a California limited liability company

                                        By:   CEPHALOPOD CORPORATION
                                        Its:  Manager

                                                CEPHALOPOD CORPORATION,
                                                a California Corporation

                                                /s/ Philip B. Simon
                                                --------------------------------
                                                By:  Philip B. Simon
                                                Its:  President


                                        CEPHALOPOD CORPORATION,
                                        a California Corporation

                                        /s/ Philip B. Simon
                                        ----------------------------------------
                                        By:  Philip B. Simon
                                        Its:  President

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                                        LAWRENCE INVESTMENTS, LLC,
                                        a California limited liability company

                                        /s/ Philip B. Simon
                                        ----------------------------------------
                                        By:  Philip B. Simon
                                        Its:  President

                                        RIDGEVIEW ASSOCIATES, LLC,
                                        a California limited liability company

                                        /s/ Michael R. Milken
                                        ----------------------------------------
                                        By:  Michael R. Milken
                                        Its:  Manager


                                        /s/ Michael R. Milken
                                        ----------------------------------------
                                        Michael R. Milken, an individual


                                        /s/ Lowell J. Milken
                                        ----------------------------------------
                                        Lowell J. Milken, an individual


                                        /s/ Lawrence J. Ellison
                                        ----------------------------------------
                                        Lawrence J. Ellison, an individual
                                        by Philip B. Simon his attorney-in-fact

                                        /s/ Jeremy Milken
                                        ----------------------------------------
                                        Jeremy Milken, an individual

                                        /s/ Seth Gerson
                                        ----------------------------------------
                                        Seth Gerson, an individual